Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RealBiz Media Group, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended April 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Grbelja, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas Grbelja
Thomas Grbelja
Chief Financial Officer
July 9, 2015